Principal Variable Contracts Funds, Inc.
Supplement dated July 1, 2019
to the Statement of Additional Information dated May 1, 2019
(as supplemented on May 24, 2019 and June 14, 2019)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Under Brokerage on Purchases and Sales of Securities, delete the sentence following the Total Brokerage Commissions Paid table, and replace with the following:

In 2018, in response to the adoption of the Markets in Financial Instruments Directive (“MiFID II”), PGI modified its approach regarding how trading costs are paid and how research costs are allocated, which resulted in certain Accounts paying higher, and certain Accounts paying lower, commission amounts compared to prior years. Other primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; changes in money managers of certain Accounts; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.